UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

NOVANTA INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 266-5700

GSI Group Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 11, 2016, following the approval of the company’s shareholders (see Item 4 described below under Item 5.07 of this Current Report), GSI Group Inc. filed Articles of Amendment with the New Brunswick Director of Corporations to change its name to Novanta Inc..

On May 12, 2016, the company commenced trading on The Nasdaq Global Select Market under the name Novanta Inc. and the ticker symbol NOVT (CUSIP Number: 67000B104).

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 10, 2016, GSI Group Inc., now known as Novanta Inc. (the “Company”), held its Annual and Special Meeting of Shareholders. A total of 29,168,734 common shares were present or represented by proxy at the meeting, representing approximately 84.51 percent of the Company’s common shares outstanding as of April 1, 2016, the Record Date. The following are the voting results on proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2016.

Item 1 — Election of directors for a term of office expiring on the date of the annual meeting of shareholders in 2017, until his successor is elected or appointed, or until his earlier death, resignation or removal.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Stephen W. Bershad	23,607,697	1,188,732	4,372,305
Harry L. Bosco	24,371,352	425,077	4,372,305
Dennis J. Fortino	24,236,897	559,532	4,372,305
Ira J. Lamel	23,961,328	835,101	4,372,305
Dominic A. Romeo	24,724,823	71,606	4,372,305
John A. Roush	24,725,350	71,079	4,372,305
Thomas N. Secor	24,371,414	425,015	4,372,305

Item 2 — Approval, on an advisory basis, of the Company’s executive compensation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
24,203,776	503,302	89,351	4,372,305

Item 3 — Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2017 annual meeting of shareholders.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
29,131,113	11,374	26,245	2

Item 4 — Adoption of a resolution approving Articles of Amendment to change the name of the Company to Novanta Inc.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
29,088,217	40,962	39,554	1

Based on the foregoing votes, each of the seven nominees for director was elected and Items 2, 3 and 4 were approved.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

10.1	Articles of Amendment of the Registrant, dated May 11, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novanta Inc.
(Registrant)

Date: May 12, 2016	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Articles of Amendment of the Registrant, effective May 11, 2016